UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 18, 2015 (May 12, 2015)

Comstock Holding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1886 METRO CENTER DRIVE, FOURTH FLOOR

RESTON, VIRGINIA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2015, Comstock Holding Companies, Inc. (the “Company”) issued a press release announcing its results for the three months ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sale of Equity Securities.

Comstock Holding Companies, Inc. (the “Company”) previously disclosed that it entered into a promissory note with Comstock Growth Fund, L.C. (“CGF”) whereby CGF made a loan to the Company for a maximum amount available for borrowing of up to $25 million with a three year term (the “Loan”) commencing October 14, 2014. In connection with CGF making the Loan, the Company also disclosed that CGF was offering membership interests in CGF in a private placement (“Interests”) to accredited investors for a principal aggregate amount of up to $25 million (the “Private Placement”). Such investors are hereby referred to as “Purchasers” or each a “Purchaser.”

In connection with the Private Placement, in addition to previously issued warrants to purchase the Company’s Class A Common Stock, the Company also agreed to issue to Purchasers 16,000 shares of the Company’s Class A Common Stock for each $100,000 of Interest(s) (or portion thereof) purchased by a Purchaser (including to Purchasers that are affiliates or insiders of the Company), except with respect to Comstock Development Services, LC (“CDS”), an entity wholly-owned by Christopher Clemente, the Chief Executive Officer of the Company, the Company agreed to issue 6,000 shares of Class A Common Stock to CDS for each $100,000 of Interests (or portion thereof) purchased by CDS. The issuance by the Company of the shares of Common A Stock to the Purchasers is in lieu of CGF exercising the Company’s option to repurchase shares of Class A Common Stock and shares of the Company’s Class B Common Stock from the Company’s former chief operating officer.

The Private Placement is now closed and CGF has received subscriptions from the Purchasers in an aggregate amount of $16,175,000. On May 12, 2015, the Company issued an aggregate amount of 1,588,000 shares of Class A Common Stock to the Purchasers (the “Shares”). The Shares have not, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the laws of any state of the United States. Accordingly, the Shares are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Shares were placed pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, and Rule 506(c) promulgated thereunder. Each Purchaser represented him, her, or itself as an accredited investor (as defined by Rule 501 under the Securities Act) and CGF and the Company took reasonable steps to verify such status.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015

COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente,
Chief Executive Officer